As filed with the Securities and Exchange Commission on March 27, 2000

                                                       Registration No. 33-69760

--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      /_/ PRE-EFFECTIVE AMENDMENT NO.

                      /_/ POST-EFFECTIVE AMENDMENT NO.


                              DELAFIELD FUND, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


                   600 Fifth Avenue, New York, New York 10020
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                 (212) 830-5220
                                 --------------
                         (Registrant's Telephone Number)


                               Bernadette N. Finn
                     c/o Reich & Tang Asset Management L.P.
                   600 Fifth Avenue, New York, New York 10020
                   ------------------------------------------
                     (Name and Address of Agent for Service)

                                    copy to:
                            Michael R. Rosella, Esq.
                                  Battle Fowler
                               75 East 55th Street
                            New York, New York 10022

The Registrant proposes that this filing becomes effective on April 27, 2000 pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

914444.1

                                    FORM N-14

                              DELAFIELD FUND, INC.

                           Items Required by Form N-14

Part A
Form N-14
Item No.                   Prospectus Heading

1(a)                       Cross Reference Sheet
 (b)                       Front Cover Page
 (c)                       *

2(a)                       *
 (b)                       Table of Contents

3(a)                       Introduction - Comparison of Fees and Expenses
 (b)                       Introduction - Synopsis
 (c)                       Introduction - Principal Risk Factors

4(a)                       Information About the Reorganization
 (b)                       Information About the Reorganization - Capitalization
                           Table

5(a)                       Registrant's Prospectus
 (b)                       *
 (c)                       *
 (d)                       *
 (e)                       *
 (f)                       Additional  Information  About  the  Funds  - Further
                           Information

6(a)                       Reich & Tang Equity Fund Inc's Prospectus; Synopsis;
                           Additional Information
                           About the Funds
 (b)                       Additional  Information  About  the  Funds  - Further
                           Information
 (c)                       *
 (d)                       *

7(a)                       Proxy  Card;  Information  About the Reorganization -
                           The Plan and Vote
                           Required; Voting Matters
 (b)                       *
 (c)                       Proxy  Card;  Information  About the Reorganization -
                           The Plan and Vote
                           Required; Voting Matters

8(a)                       *
 (b)                       *

9                          *
--------
*        Not applicable or negative answer.

914444.1

Part B of
Form N-14
Item No.                   Statement of Additional Information Heading

10(a)                      Cover Page
10(b)                      Cover Page

11                         *

12(a)                      Registrant's Statement of Additional Information
12(b)                      *
12(c)                      *

13(a)                      *
13(b)                      *
13(c)                      *

14 Annual Reports of the Registrant and Reich & Tang Equity Fund Inc., both dated December 31, 1999 containing audited financial statements for the fiscal year ended December 31, 1999; Statement of Additional Information relating to this Combined Proxy Statement/Prospectus containing pro forma financial statements for the fiscal year ended December 31, 1999

Part C of
Form N-14
Item No.                   Other Information Heading

15                         Indemnification
16                         Exhibits
17                         Undertakings



--------
*        Not applicable or negative answer.

914444.1

                         REICH & TANG EQUITY FUND, INC.

                          NOTICE OF SPECIAL MEETING OF
                         SHAREHOLDERS -- April __, 2000


600 Fifth Avenue
New York, New York 10020
(800) _______________

         A Special Meeting of Shareholders of Reich & Tang Equity Fund, Inc. ("R&T Equity") will be held at 10:00 A.M. on April __, 2000 at the offices of R&T Equity at 600 Fifth Avenue, New York, New York 10020 for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement/Prospectus dated April __, 2000.

         1. To approve the Agreement and Plan of Reorganization and Liquidation between the Delafield Fund, Inc. ("Delafield") and R&T Equity which contemplates the transfer to Delafield of all the assets and liabilities of R&T Equity in exchange for Institutional Class shares of Delafield, the distribution of such shares to the shareholders of R&T Equity, the liquidation and dissolution of R&T Equity, and the termination of R&T Equity's registration under the Investment Company Act of 1940.

         2. To transact such other business as may properly come before the meeting.

         Only shareholders of record at the close of business on March __, 2000 are entitled to notice of, and to vote at, the meeting.

                                            By Order of the Board of Directors
                                            BERNADETTE N. FINN, Secretary

New York, New York
April ___, 2000

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to R&T Equity of further solicitation, we ask for your cooperation in mailing your proxy promptly.


914292.7

                       COMBINED PROXY STATEMENT/PROSPECTUS

                    RELATING TO THE ACQUISITION OF ASSETS OF

                         REICH & TANG EQUITY FUND, INC.
                                600 Fifth Avenue
                            New York, New York 10020
                                (800) __________

                             BY AND IN EXCHANGE FOR
                          INSTITUTIONAL CLASS SHARES OF

                              DELAFIELD FUND, INC.
                                600 Fifth Avenue
                            New York, New York 10020
                                (800) __________

         This Combined Proxy Statement/Prospectus relates to the proposed transfer to the Delafield Fund, Inc. ("Delafield") of all of the assets and liabilities of Reich & Tang Equity Fund, Inc. ("R&T Equity") in exchange for Institutional Class shares of Delafield to be distributed to the shareholders of R&T Equity in liquidation and dissolution of R&T Equity (the "Reorganization"). As a result of the proposed transaction, each shareholder of R&T Equity will receive that number of full and fractional Institutional Class shares of Delafield equal in value at the time of the exchange to the value of such shareholder's shares of R&T Equity (Delafield and R&T Equity are collectively referred to as the "Funds").

         The investment objectives of Delafield are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. Delafield pursues these objectives by investing primarily in the equity securities of domestic companies which are considered to be undervalued or to represent special situations that the Manager (as hereinafter defined) believes can increase in value regardless of general economic trends or the condition of the stock market generally.

         This Proxy Statement/Prospectus sets forth concisely information about Delafield that shareholders of R&T Equity should know before voting and should be read and retained by investors for future reference. A copy of the prospectus for Delafield dated May 3, 1999 is enclosed, and is incorporated by reference herein.

         A Statement of Additional Information dated April __, 2000 relating to this Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference herein. A Statement of Additional Information for Delafield dated May 3, 1999, containing additional and more detailed information about Delafield, has been filed with the SEC and is incorporated by reference herein. In addition, a prospectus for R&T Equity dated May 3, 1999, and a Statement of Additional Information for R&T Equity dated May 3, 1999, have been filed with the SEC and are incorporated by reference herein. Copies of all of these documents are available without charge and can be obtained by writing to Reich & Tang Asset Management L.P., at 600 Fifth Avenue, New York, New York 10020 or calling (800) _________.

914292.7

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

        This Combined Proxy Statement/Prospectus is dated April __, 2000.

914292.7

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION...................................................................1
         Synopsis .............................................................1
         Principal Risk Factors................................................3
         Comparison of Fees and Expenses.......................................3

INFORMATION ABOUT THE REORGANIZATION...........................................4
         The Plan and Vote Required............................................4
         Method of Carrying Out the Plan.......................................5
         Description of Shares to be Issued....................................6
         Reasons for the Reorganization........................................6
         Tax Aspects...........................................................8
         Capitalization Table..................................................9

ADDITIONAL INFORMATION ABOUT THE FUNDS.........................................9
         Investment Objectives and Policies...................................10
         Investment Restrictions..............................................10
         Portfolio Transactions...............................................11
         Dividends and Distributions..........................................11
         Rights of Shareholders...............................................11
         Management Arrangements..............................................11
         Distribution Arrangements............................................12
         Further Information..................................................12

VOTING MATTERS................................................................12
         Generally............................................................12
         Quorum and Adjournments..............................................13
         Appraisal Rights.....................................................14
         FINANCIAL STATEMENTS.................................................14
OTHER MATTERS.................................................................14

EXHIBIT A - Agreement and Plan of Reorganization and Liquidation




914292.7

                                  INTRODUCTION

Synopsis

         This synopsis provides a concise summary of the information contained in this Combined Proxy Statement/Prospectus, and presents key considerations for shareholders of R&T Equity to assist them in determining whether to approve the Agreement and Plan of Reorganization and Liquidation of R&T Equity (the "Plan").

         The Proposed Transaction. On March 22, 2000, the Board of Directors of R&T Equity (the "Board") approved the Plan, which contemplates the transfer of all of the assets and liabilities of R&T Equity in exchange for Institutional Class shares of Delafield. Following the transfer, Institutional Class shares of Delafield will be distributed to shareholders of R&T Equity in liquidation of R&T Equity and R&T Equity will be subsequently dissolved. In connection therewith, R&T Equity will deregister under the Investment Company Act of 1940 (the "Act") by filing the appropriate application with the SEC. See "Information About the Reorganization - The Plan and Vote Required" and "Information About the Reorganization - Method of Carrying Out the Plan".

         Both R&T Equity and Delafield share three common directors on the Board of Directors. Both Funds are equity funds with similar investment objectives and strategies. R&T Equity is managed by Reich & Tang Asset Management L.P. and Delafield is managed by the Delafield Asset Management Division of Reich & Tang Asset Management L.P. (Reich & Tang Asset Management L.P. and its Delafield Asset Management Division may be referred to herein as "Reich & Tang" or "Manager"). The Board of Directors and Reich & Tang recognize that greater economies of scale and efficiencies can be attained by combining the assets of the Funds and that since the investment objectives are very similar, such a combination would not materially alter the investment experience of the shareholders of R&T Equity.

         As a result of the proposed Reorganization, each shareholder of R&T Equity will receive that number of full and fractional Institutional Class shares of Delafield equal in value at the time of the exchange to the value of such shareholder's shares of R&T Equity. The Board of Directors has determined that the interests of existing shareholders of R&T Equity will not be diluted as a result of the transactions contemplated by the Reorganization. For the reasons set forth below under "Reasons for the Reorganization", the Board of Directors, including the disinterested directors, concluded that the Reorganization would be in the best interests of the shareholders of R&T Equity and recommends approval of the Plan.

         Tax Consequences. In the opinion of Battle Fowler LLP, the proposed transaction will qualify as a tax-free reorganization for Federal income tax purposes. As a result, no gain or loss will be recognized by either Delafield, R&T Equity, or the shareholders of R&T Equity as a result of the Reorganization. See "Information About the Reorganization - Tax Aspects."

         Investment Objectives and Policies. The Funds are both open-end, diversified management investment companies. The investment objectives of Delafield are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. Delafield pursues these objectives by investing primarily in the equity securities of domestic companies which the Manager believes to be undervalued or to represent special situations. An example of a

914292.7
special situation is a company undergoing change that might cause its market value to grow at a rate faster than the market generally. The investment objective of R&T Equity is to seek growth of capital. R&T Equity seeks to achieve this objective by investing primarily in the equity securities of domestic companies which the Manager believes to be undervalued. The investment objectives and policies of the Funds are more fully described in "Additional Information About the Funds - Investment Objectives and Policies".

         Investment Advisory, Administration and Distribution and Service Plan Fees. Reich & Tang Asset Management L.P. is the investment manager for each of the Funds. Currently, the management fee payable by R&T Equity to the Manager under the Investment Management Contract is equal to .80% of average daily net assets and the administrative services fee payable by R&T Equity to the Manager under the Administrative Services Agreement is equal to .20% of average daily net assets. The management fee payable by Delafield to the Manager under its Investment Management Contract is equal to .80% of average daily net assets and the administrative services fee payable by Delafield to the Manager under the Administrative Services Agreement is equal to .21% of average daily net assets. See "Additional Information About the Funds - Management Arrangements".

         The Funds have each adopted a Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Act which regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Institutional Class of shares of Delafield are not subject to any fees under the Distribution Plan. R&T Equity may pay up to .05% of its average daily net assets pursuant to its Distribution Plan to pay the cost of printing and distributing the fund's Prospectus and to defray the cost of the preparation, printing and mailing of brochures and other promotional materials. See "Additional Information About the Funds - Distribution Arrangements".

         Purchases, Redemptions and Exchanges. The Funds sell and redeem their shares on a continuing basis at their net asset values and do not impose a sales charge for either sales or redemptions. All other purchase and redemption procedures applicable to the Funds are substantially similar except that: (1) the minimum initial investment required for Delafield is $250,000 (which can be waived at Delafield's discretion) while R&T Equity requires an initial investment minimum of $5,000 and (2) pursuant to the Funds' exchange privileges, Delafield shareholders can exchange some or all of their shares for shares of only two other funds which retain Reich & Tang as investment adviser or manager while shareholders of R&T Equity can currently exchange some or all of their shares for shares in approximately ten other funds which retain Reich & Tang as investment adviser or manager.

         The Plan provides that redemption requests received on or after the Closing Date (as defined in the Plan) shall be satisfied by Delafield. See "Information About the Reorganization - Method of Carrying out the Plan".

         Other Considerations. In the event the shareholders of R&T Equity do not approve the Reorganization, the Board will consider possible alternatives to the proposed Reorganization. Shareholders have no right of appraisal, but may continue to redeem their shares in accordance with normal R&T Equity redemption policies.



                                       -2-
914292.7

         Cost of the Reorganization. The cost of the preparation and distribution of the proxies and proxy statements and any other out-of-pocket expenses associated with this Reorganization incurred by R&T Equity in an amount of approximately $__________ will be borne, by the Manager.

         This Synopsis is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, including information incorporated by reference herein.

Principal Risk Factors

         Since the Funds both invest primarily in common stocks of domestic companies, investors are subject to risks inherent in an investment in common stocks, including a susceptibility to general stock market movements and volatile changes in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Thus, the value of the Funds' shares and the securities held by the Funds can each decline in value, and shareholders may lose money.

Comparison of Fees and Expenses

         The following table shows the comparative restated fees and expenses of the Funds. The table also reflects the pro forma fees for the Funds after giving effect to the Reorganization. Based upon this comparison, R&T Equity shareholders will bear the benefit of a decrease in the applicable current estimated expense ratio of the Reorganization.



                                       -3-
914292.7

                                    FEE TABLE
--------------------------------------------------------------------------------



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)          Delafield -
                                                     Institutional     Pro Forma
                                         R&T Equity     Class          Combined
                                         ----------  -------------     ---------
Management Fees.........................      .80%         .80%           .80%
Distribution and Service (12b-1) Fees...      .01%         None           None
Other Expenses..........................      .68%         .51%           .45%
         Administration Fees............ .20%       .21%               .21%
                                         ---------- --------------     ---------

Total Annual Fund Operating Expenses....     1.49%        1.31%          1.25%

Example

         This Example is intended to help you compare the cost of investing in R&T Equity, the Institutional Class of shares of Delafield and the combined fund. The expenses shown are at levels anticipated for the current fiscal year.

         The Example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 Year    3 Years      5 Years      10 Years
R&T Equity:                       $152       $471         $813         $1,779
Delafield - Institutional Class:  $133       $415         $718         $1,579
Pro Forma Combined:               $127       $397         $686         $1,511
--------------------------------------------------------------------------------


                      INFORMATION ABOUT THE REORGANIZATION

The Plan and Vote Required

         On March 22, 2000, the Board of Directors of R&T Equity unanimously adopted the Plan and approved the Plan's submission to the shareholders of R&T Equity. The Plan (a copy of which is set forth in full as Exhibit A to this combined Proxy Statement/Prospectus) contemplates the Reorganization under which
(i) all of the assets and liabilities of R&T Equity would be transferred to Delafield in exchange for Institutional Class shares of Delafield, (ii) these shares would be distributed among the shareholders of R&T Equity and (iii) R&T Equity would be liquidated and dissolved and its registration under the Act would be terminated.

         The result of the carrying out of the Plan would be that (i) Delafield would add to its gross assets and liabilities all of the assets (net of any liability for portfolio securities purchased but not


                                       -4-
914292.7
settled) and liabilities of R&T Equity and (ii) the shareholders of R&T Equity, would become shareholders of the Institutional Class of shares of Delafield as soon as practicable after the closing. In essence, shareholders of R&T Equity who vote their shares in favor of the Plan are electing to redeem their shares of R&T Equity at net asset value and reinvest the proceeds in Institutional Class shares of Delafield at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects" below). The Manager will bear all of the expenses associated with the Reorganization, including legal, accounting, printing, transfer agency, filing, proxy soliciting, transfer taxes and similar expenses incurred. Management estimates that the expenses of the Reorganization will not exceed $__________. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of R&T Equity including the cost of any portfolio securities purchased but not yet settled.

         The affirmative vote of the holders of a majority of the outstanding shares of R&T Equity entitled to vote at the meeting is required for the approval of the Plan, including the liquidation and dissolution of R&T Equity. If the shareholders do not approve the Plan, the Reorganization will not be effected and the Board will consider possible alternatives.

Method of Carrying Out the Plan

         The consummation of the transactions contemplated by the Plan is contingent upon the approval of this proposal by the shareholders of R&T Equity and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Plan and the occurrence of the events described in those Sections.

         Under the Plan, all the assets and liabilities of R&T equity will be delivered to Delafield in exchange for Institutional Class shares of Delafield. The actual exchange of assets is expected to take place on or about April __, 2000 (defined in the Plan as the "Closing Date"). Under the Plan, all redemptions of shares of R&T Equity shall be permanently suspended on or about (assuming an April __, 2000 Closing Date) April __, 2000; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by R&T Equity; redemption requests received by R&T Equity after that date will be treated as requests for redemptions of the Institutional Class shares of Delafield to be distributed to the shareholders requesting redemption. The number of full and fractional Institutional Class shares of Delafield to be issued to shareholders of R&T Equity will be based on the relative net asset values per share of R&T Equity and Delafield determined at or immediately preceding the effective time of the Reorganization. Portfolio securities of both Funds will be valued in accordance with the valuation practices as described under "Net Asset Value" in each Fund's Prospectus.

         After the Closing Date, R&T Equity will distribute on a pro rata basis to its shareholders of record on March __, 2000 the Institutional Class shares of Delafield received by R&T Equity at closing, in liquidation and cancellation of the outstanding shares of R&T Equity. To assist R&T Equity in this distribution, Delafield, in accordance with a shareholder list supplied by R&T Equity, will cause its transfer agent to credit and confirm an appropriate number of shares of Delafield to each shareholder of R&T Equity. No Certificates for Institutional Class shares of Delafield will be issued.



                                       -5-
914292.7

         Under the Plan, within one year after the Closing Date, R&T Equity shall (a) effect its liquidation and dissolution under Maryland law, terminate its registration under the Act and file a final report to the SEC under the Act, and (b) either pay or make provision for all of its debts and taxes.

         If the Plan is approved by shareholders, R&T Equity reserves the right to sell portfolio securities and/or purchase other securities, to the extent necessary so that the asset composition of R&T Equity is consistent with the investment policies and restrictions of Delafield. Transaction costs associated with any such purchases and sales would be borne by R&T Equity. However, it is anticipated that none of R&T Equity's portfolio securities will be sold in anticipation of, or due to, the Reorganization.

         Under the Plan, either of the Funds may abandon and terminate the Plan at any time prior to the Closing Date without liability if (i) the other party breaches any material provision of the Plan, (ii) prior to the Closing Date, any legal, administrative or other proceeding shall be instituted or threatened seeking to restrain or otherwise prohibit the transactions contemplated by the Plan and/or asserting a material liability of either party, which proceeding has not been terminated or the threat thereto removed prior to the Closing Date or
(iii) on the Valuation Date (as defined in the Plan attached hereto as Exhibit
A) either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares and such suspension continues for a period of 60 days beyond the Valuation Date.

         In the event that the Plan is not consummated for any reason, the Board of Directors of R&T Equity will consider and may submit to the shareholders other alternatives.

Description of Shares to be Issued

         Full and fractional Institutional Class shares of Delafield will be issued to shareholders of R&T Equity in accordance with the procedures under the Plan as described above. Each share will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights.

Reasons for the Reorganization

         The Board considered the Reorganization at a meeting on January 27, 2000, and subsequently adopted the Plan on March 22, 2000. At the meeting, the Manager recommended to the Directors that they adopt the Plan and approve the Plan's submission to the shareholders of R&T Equity.

         Management of the Funds is of the view that both Funds would benefit from the Reorganization because of the economies of scale that would come with a larger asset base. Management has informed the Board of its belief that a reduction in expenses could potentially be realized as a result of the elimination of duplicative costs presently incurred for services that are performed for both Funds.

         In making its recommendation, Management considered the fact that the Manager is the investment manager to both Funds. Historically, the investment managers responsible for the day-to- day investment management of R&T Equity include, among others, J. Dennis Delafield and Vincent


                                       -6-
914292.7

Sellechia. Mr. Delafield and Mr. Sellechia have also been primarily responsible for the day-to-day investment of Delafield since its inception. In addition, management considered the similarities of the investment objectives and policies of the Funds and the fact that the Funds share the same service providers. Further, Management considered that the Reorganization would be effected as a tax-free reorganization.

         Given the above factors and the similarity in the investment strategies of the Funds, the Manager concluded that combining the two Funds would be appropriate and would enable the shareholders of R&T Equity to benefit from certain economies of scale. The Manager indicated to the Board its belief that the most appropriate method of combining the Funds would be through a tax-free reorganization of the assets of the Funds. The Manager also stated its belief that the Reorganization is a better alternative than a taxable redemption of R&T Equity shares or an outright liquidation and dissolution, and the Board concurred.

         In considering the Manager's proposal, the Board considered other alternatives that are available to shareholders, including the ability to redeem shares of R&T Equity prior to the Reorganization. The Board also inquired into a number of other factors which include the expense ratios and the investment performance of the Funds. The Board was informed of the restated expense ratios of the Funds for the current fiscal year which, for R&T Equity is 1.49% and for Delafield is 1.31%. See the Fee Table on page ___ which reflects the proposed impact on overall expense ratios applicable to R&T Equity's shareholders.

         The Board also considered the following comparative investment performance information regarding the Funds:

          Total Return Information for Periods Ended December 31, 1999

               One Year       Three Years       Five Years       Since Inception

R&T Equity       0.36%           5.40%            11.89%              13.40%
(inception date is January 4, 1985)
--------------------------------------------------------------------------------
Delafield        8.39%           4.71%            13.07%              11.86%
(inception date is November 19, 1993)
--------------------------------------------------------------------------------
Thus, the factors considered by the Board included, among other things: (1) recent and anticipated asset and expense levels of the Funds and future prospects of each Fund; (2) the similarity of the investment advisory, distribution and administration arrangements, the fact that the Funds have similar service providers and the fact that the Funds expect the Reorganization to realize savings in fixed expenses because of resulting efficiencies in administration, portfolio management and marketing; (3) alternative options to the Reorganization; (4) the terms and conditions of the Reorganization; (5) the similarity of the investment objectives, policies and restrictions of the Funds;
(6) the lack of tax consequences from the Reorganization; (7) potential tax consequences if there is no Reorganization and R&T Equity's assets continue to decline; and (8) Delafield's greater name recognition and wider availability on various marketing platforms.


                                       -7-
914292.7

         Based upon these factors, the Board, including the directors who are not interested persons of R&T Equity, has determined that the Reorganization of R&T Equity would be in the best interests of R&T Equity's shareholders and that no shareholder's interest would be diluted as a consequence thereof, and approves the Plan's submission to the shareholders of R&T Equity.

Tax Aspects

         Immediately prior to the Valuation Date referred to in the Plan, R&T Equity will pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to R&T Equity's shareholders all of R&T Equity's investment company taxable income (computed without regard to any deduction for dividends paid) for taxable years ending on or prior to the Closing Date and all of its net capital gain, if any, (after reduction for any available capital loss carryforward) realized in taxable years ending on or prior to the Closing Date. Such dividends will be included in the income of R&T Equity's shareholders as ordinary income and capital gain, respectively.

         The exchange of the assets of R&T Equity for shares of Delafield and the assumption by Delafield of the liabilities of R&T Equity, and the liquidation of R&T Equity, are intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code (the "Code"). As a condition to the closing of the proposed transaction, the Funds will each receive the opinion of Battle Fowler LLP, counsel to the Funds, to the effect that, based on certain assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

         (1) R&T Equity's transfer of all of its assets to Delafield in exchange for Institutional Class shares of Delafield and Delafield's assumption of all of R&T Equity's liabilities, followed by R&T Equity's distribution of Delafield shares to R&T Equity's shareholders as part of the liquidation of R&T Equity, will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code. The Funds will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

         (2) no gain or loss will be recognized by the shareholders of R&T Equity upon the exchange of R&T Equity shares for Institutional Class shares of Delafield (Section 354(a) of the Code),

         (3) R&T Equity will not recognize gain or loss upon the transfer of all of its assets to Delafield in exchange for Institutional Class shares of Delafield and Delafield's assumption of all of the liabilities of R&T Equity (Sections 361(a) and 357(a) of the Code), or upon the distribution of such Institutional Class shares of Delafield to R&T Equity's shareholders in exchange for all of their shares in R&T Equity (Section 361(c) of the Code),

         (4) Delafield will not recognize gain or loss upon its receipt of R&T Equity's assets in exchange for Institutional Class shares of Delafield (Section 1032(a) of the Code),


                                       -8-
914292.7

         (5) the basis of the Institutional Class shares of Delafield received by the shareholders of R&T Equity will be the same as their basis in the shares of R&T Equity surrendered in exchange therefor (Section 358(a)(1) of the Code),

         (6) the holding period of the Institutional Class shares of Delafield received by the shareholders of R&T Equity in exchange for R&T Equity shares will include the period during which they held R&T Equity shares surrendered, provided that such R&T Equity shares are capital assets on the date of the exchange (Section 1223(1) of the Code),

         (7) the tax basis of the assets of R&T Equity acquired by Delafield will be the same as the tax basis of such assets to R&T Equity immediately prior to the transaction (Section 362(b) of the Code), and

         (8) the holding period of the assets of R&T Equity in the hands of Delafield will include the period during which those assets were held by R&T Equity (Section 1223(2) of the Code).

         Shareholders of R&T Equity should consult their tax advisors regarding the effect, if any, of the proposed transaction in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the proposed transaction, shareholders of R&T Equity should also consult their tax advisors as to state and local tax consequences, if any, of the proposed transaction.

Capitalization Table (Unaudited)

         The table below sets forth the existing capitalization of the Funds, as well as the pro forma capitalization, as of December 31, 1999.

================================================================================
                                                   Delafield-Institutional Class
                                    Delafield-           After Transfer
                  R&T Equity   Institutional Class       of R&T Equity
--------------------------------------------------------------------------------
Net Assets       $34,193,223       $85,528,355           $119,721,578
--------------------------------------------------------------------------------
Shares
Outstanding        2,963,452         6,076,843              8,507,065
--------------------------------------------------------------------------------
Net Asset Value       $11.54            $14.07                 $14.07
Per Share
================================================================================


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         Additional information about the Funds is presented below. Shareholders of R&T Equity should bear in mind that the Reorganization will not result in any change in the investment management or day-to-day operation of Delafield. Such information is incorporated herein by reference from (i) Delafield's Institutional Class Prospectus dated May 3, 1999, enclosed herewith, and Delafield's


                                       -9-
914292.7

Statement of Additional Information dated May 3, 1999; and (ii) R&T Equity's Prospectus and Statement of Additional Information, both dated May 3, 1999.

Investment Objectives and Policies

         The investment objectives and policies of the Funds are substantially similar. Both Funds seek growth of capital primarily through diversified portfolios of domestic equity securities. Under normal circumstances, the Funds will have more than 65% of their assets invested in equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. Both Funds may also invest not more than 35% of their total assets in debt securities and preferred stocks which offer a significant opportunity for price appreciation. Critical factors that will be considered in the selection of any securities in which the Funds may invest will include the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook.

         The investment objectives of Delafield are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. Delafield will primarily invest in equity securities of domestic companies which the Manager believes to be undervalued or to represent special situations. An example of a special situation is a company undergoing change that might cause its market value to grow at a rate faster than the market generally. Although the balance sheet of a company is important to the Manager's analysis, Delafield may invest in financially troubled companies if the Manager has reason to believe that the underlying assets are worth far more than the market price of the shares.

         The investment objective of R&T Equity is growth of capital, and investments will be made based upon their potential for capital appreciation. Current income is a secondary objective. R&T Equity's investment philosophy is to invest in the equity securities of companies which, based on fundamental research, management believes are undervalued. Within this basic framework, R&T Equity emphasizes flexibility in arranging its portfolio to seek the desired results.

Investment Restrictions

         The Funds each have certain fundamental investment restrictions which cannot be changed unless approved by a majority of the outstanding shares of each of the Funds' shares that would be affected by such a change. These restrictions can be found under the caption "Investment Restrictions" in each Fund's respective Statement of Additional Information.

         The investment restrictions applicable to the Funds are substantially similar except for the differences noted below. First, Delafield is generally prohibited from borrowing money except for, among other things, borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. R&T Equity has the same general prohibition against borrowing money and the same exceptions to this prohibition except that this 15% limitation only applies to borrowings to meet redemptions; otherwise borrowings


                                      -10-
914292.7
may not exceed 5% of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. Second, Delafield is permitted to sell securities short and employs this technique as a non-principal investment strategy. R&T Equity, in contrast, has a fundamental investment restriction prohibiting short selling of securities.

Portfolio Transactions

         Brokerage practices are the same for the Funds.

Dividends and Distributions

         The Funds have elected to be treated as regulated investment companies under the Code. By qualifying, the Funds generally will not be subject to Federal income tax to the extent they distribute their investment company taxable income and net capital gains in the manner required under the Code. It is each Fund's policy to distribute to shareholders substantially all of its net investment income and net capital gains each year, if any.

Rights of Shareholders

         Both of the Funds are Maryland corporations. As Maryland corporations, the operation of the Funds is governed by their respective Articles of Incorporation and applicable Maryland law. Shares of the Funds are redeemable at their net asset value. The shares of each Fund entitle the holder to one vote per share on the election of directors and all other matters submitted to shareholders. All shares of each class of each such Fund participate equally in its dividends and distributions and in its net assets on liquidation, and all shares of each, when issued, are fully paid and non-assessable, freely transferrable and have no preference, pre-emptive or conversion rights. The sole difference with respect to Delafield is that the Administrative and Retail Classes of shares bear the service fees under the Distribution Plan and the Institutional Class shares do not. It is contemplated that neither Fund will hold regular annual meetings of shareholders.

Management Arrangements

         Both of the Funds' Investment Management Contracts provide that the Manager manages the investment and reinvestment of the respective assets in the Funds. The Manager makes decisions with respect to purchases and sales of securities, subject to the general control of the respective Board of Directors of the Funds. The Manager reports to the respective Board of Directors at each meeting thereof all changes in the respective funds and keeps the Board of Directors apprised of important developments affecting the funds. In addition, the Manager furnishes each Board of Directors with all statistical and analytical information with respect to the securities in each Fund as the Manager deems appropriate and/or as the respective Board of Directors reasonably requests.

         The management fee for R&T Equity is .80% of average daily net assets. The management fee for Delafield is also .80% of the average daily net assets. The Investment Management Contracts provide that any portion of such fees may be used by the Manager for the distribution and servicing of the Funds' shares, or for making payments to organizations whose customers or clients are shareholders of the Funds for such services.


                                      -11-
914292.7

         The Administrative Services Agreements between each of the Funds and the Manager specify the administrative components of the Manager's responsibilities. The Agreements provide that the Manager will provide persons satisfactory to the respective Board of Directors to serve as officers or employees of the Fund or Corporation. In addition, the Manager or its affiliates will provide the Funds with personnel to (i) supervise the performance of bookkeeping and related services and calculation of net asset value and yield by the respective Funds' bookkeeping agent and (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other clerical, office and administrative services as may from time to time be requested of the Manager. The Funds pay the respective costs of such personnel at rates to be agreed upon by the respective parties, provided that the Funds do not pay for services performed by any such persons who are also officers of either Reich & Tang Asset Management, Inc., the Manager's general partner, or any other affiliate of the Manager. For these services, the Manager receives a fee from Delafield equal to
 .21% of average daily net assets and a fee from R&T Equity equal to .20% of average daily net assets.

Distribution Arrangements

         The Funds have each adopted a Distribution Plan pursuant to Rule 12b-1 under the Act and both Funds' shares are distributed by Reich & Tang Distributors, Inc. (the "Distributor"). With respect to R&T Equity, the Manager may defray the cost of, or compensate other persons, including Participating Organizations, for performing shareholder, administrative and accounting services for R&T Equity. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts. The Manager may also compensate these Participating Organizations for providing assistance in distributing R&T Equity's shares. Delafield's Institutional Class shares may also be offered to investors who purchase their shares through Participating Organizations. However, these Participating Organizations do not receive compensation from the Distributor or the Manager.

Further Information

         The Funds file reports and other information with the SEC. Proxy material, reports and other information about the Funds which are of public record can be inspected and copied at public reference facilities maintained by the SEC at 45 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.


                                 VOTING MATTERS

Generally

         This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of R&T Equity for use at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Reich & Tang at 600 Fifth Avenue, New


                                      -12-
914292.7

York, New York on March __, 2000 at 10 A.M. or any adjournment thereof, to approve or disapprove the Plan. It is expected that the solicitation of proxies will be primarily by mail. Supplemental solicitations may be made by mail, telephone or personal interviews by officers and representatives of R&T Equity. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. The Manager may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.

         Only shareholders of record of R&T Equity at the close of business on March ____, 2000 (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, there were __________ shares of R&T Equity issued and outstanding, with each whole share entitled to one vote and each fraction of a share entitled to a proportionate fraction of a vote.

         As of the Record Date, the officers and directors of R&T Equity, as a group, owned less than 1% of the outstanding shares of R&T Equity. [confirm]

         As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of R&T Equity:

                                  [insert data]

         If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the instructions thereon. In the absence of any instructions, such proxy will be voted to approve the Plan. Any shareholder giving a proxy may revoke it at any time before the Meeting by submitting to R&T Equity a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

         If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does have discretionary power) or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.

Quorum and Adjournments

         The presence of the holders of one-third of the outstanding shares of R&T Equity, in person or by proxy, constitutes a quorum. However, the mere presence of a quorum at the Meeting may not be sufficient to approve one or more of the proposals. If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote


                                      -13-
914292.7
in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Appraisal Rights

         Under the State of Maryland and the Act, shareholders do not have any rights of share appraisal. Shareholders have the right to redeem their shares of R&T Equity at net asset value at any time until the close of business on the business day prior to the Closing Date of the Reorganization and, thereafter, on any business day shareholders may redeem at net asset value their Institutional Class shares of Delafield acquired by them in the Reorganization.


                              FINANCIAL STATEMENTS

         The financial statements of the Funds for the fiscal year ended December 31, 1999, contained in the Funds' 1999 Annual Reports to shareholders, have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their reports, which are incorporated herein by reference.


                                  OTHER MATTERS

         As a Maryland corporation, R&T Equity is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

         The management does not know of any matters to be presented at this Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                        By Order of the Board of Directors



                                        BERNADETTE N. FINN, Secretary
April  , 2000



                                      -14-
914292.7

                         REICH & TANG EQUITY FUND, INC.
        PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD APRIL __, 2000

The undersigned shareholder of Reich & Tang Equity Fund, Inc. revoking previous proxies, hereby appoints _____________ and Bernadette N. Finn, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of Reich & Tang Equity Fund, Inc. ("R&T Equity") to be held on April __, 2000 at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York 10020 at 10:00 A.M., New York time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on the reverse side. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the other side and return it promptly in the accompanying envelope which requires no postage if mailed in the United States. OVER


                                    PROPOSAL

To approve the Agreement and Plan of Reorganization and Liquidation between the Delafield Fund, Inc. ("Delafield") and R&T Equity which contemplates the transfer to Delafield of all the assets and liabilities of R&T Equity in exchange for Institutional Class shares of Delafield and the distribution of such shares to the shareholders of R&T Equity, the liquidation and dissolution of R&T Equity, and the termination of the R&T Equity's registration under the Investment Company Act of 1940.

                         FOR ___ AGAINST ___ ABSTAIN ___

                 Dated: __________________________________, 2000
                                Month          Day

                    ----------------------------------------
                                  Signature(s)

                    ----------------------------------------
                                  Signature(s)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this proxy. If account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.


                                      -15-
914292.7

                                                                       EXHIBIT A


              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


         AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated this ____ day of _________, 2000, by and between Reich & Tang Equity Fund, Inc. (the "Corporation"), a Maryland corporation, and Delafield Fund, Inc. (the "Fund"), a Maryland corporation.


                              W I T N E S S E T H:


         WHEREAS, the parties are each open-end investment management companies; and

         WHEREAS, the parties hereto desire to provide for the acquisition by the Fund of all of the assets and liabilities of the Corporation solely in exchange for Institutional Class shares of common stock (par value $.001) ("shares") of the Fund, which shares of the Fund will thereafter be distributed by the Corporation pro rata to its shareholders in complete liquidation and complete cancellation of its shares;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

         1. The parties hereto hereby adopt an Agreement and Plan of Reorganization and Liquidation (the "Agreement") pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") as follows: The reorganization will be comprised of the acquisition by the Fund of all of the properties, assets and liabilities of the Corporation solely in exchange for Institutional Class shares of the Fund, followed by the distribution of such Fund shares to the shareholders of the Corporation in exchange for their shares of the Corporation, and the liquidation and dissolution of the Corporation all upon and subject to the terms of the Agreement hereinafter set forth.

         The share transfer books of the Corporation will be permanently closed on the Valuation Date (as hereinafter defined) and only redemption requests made by shareholders of the Corporation pursuant to Section 22(e) of the Investment Company Act of 1940 (the "Act") received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Corporation; redemption requests received by the Corporation after that date shall be treated as requests for the redemption of the Institutional Class shares of the Fund to be distributed to the shareholder in question as provided in Section 5.


915199.4

         2. On the Closing Date (as hereinafter defined), all of the assets and liabilities of the Corporation on that date shall be delivered to the Fund and the number of shares of the Fund having an aggregate net asset value equal to the value of the assets of the Corporation will be transferred and delivered to the Corporation.

         3. The net asset value of shares of the Fund and the value of the assets of the Corporation to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Institutional Class shares of the Fund and the Corporation shall be done in the manner used by the Fund and the Corporation, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by the Fund in such computation shall be applied to the valuation of the assets of the Corporation to be transferred to the Fund.

         The Corporation shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Corporation's shareholders all of the Corporation's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward) (the "RIC dividend").

         4. The closing shall be at the office of the Fund at 600 Fifth Avenue, New York, New York 10020 at 10:00 A.M. on [ , 2000], or at such other time, date or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date".

         In the event that on the Valuation Date either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to this Agreement shall be permitted to terminate this Agreement without liability to either party for such termination.

         5. As soon as practicable after the closing, the Corporation shall distribute on a pro rata basis to those persons who were shareholders of the Corporation on the Valuation Date the Institutional Class shares of the Fund received by the Corporation pursuant to the Agreement in liquidation and cancellation of the outstanding shares of the Corporation. For the purpose of the distribution by the Corporation of such Institutional Class shares of the Fund to its shareholders, the Fund will promptly cause [ ] (the "Transfer Agent") to: (a) credit an appropriate number of Institutional Class shares of the Fund on the books of the Fund to each shareholder of the Corporation in accordance with a list (the "Shareholder

                                       -2-
915199.4

List") of its shareholders received from the Corporation; and (b) confirm an appropriate number of Institutional Class shares of the Fund to each shareholder of the Corporation. No Certificates for Institutional Class shares of the Fund will be issued.

         The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of the Corporation, indicating his or her share balance. The Corporation agrees to supply the Shareholder List to the Fund not later than the Closing Date.

         6. As soon as practicable, and in any event within one year after the closing, the Corporation shall (a) effect its dissolution with the proper Maryland authorities, terminate its registration under the Act and file a final annual report on Form N-SAR with the Securities and Exchange Commission under that Act and (b) either pay or make provision for payment of all of its liabilities and taxes.

         7. Subsequent to the date of approval by shareholders of the Corporation of the transactions contemplated by this Agreement and prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, the Fund will be in compliance with all of its investment policies and restrictions. At the time of delivery of portfolio securities for examination as provided in Section 8, the Corporation shall deliver to the Fund two copies of a list setting forth the securities then owned by the Corporation and the respective federal income tax bases thereof.

         8. Portfolio securities or written evidence acceptable to the Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Corporation pursuant to Rule 17f-4 under the Act shall be presented by the Corporation to the Fund or, at its request, to its custodian bank, for examination no later than five business days preceding the Closing Date, and shall be delivered, or transferred by appropriate transfer or assignment documents, by the Corporation on the Closing Date to the Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be in the form of certified or bank cashiers checks or by bank wire payable to the order of the Fund. The number of shares (to the nearest whole share) of the Fund being delivered against the securities and cash of the Corporation, registered in the name of the Corporation, shall be delivered to the Corporation on the Closing Date. Such shares shall thereupon be assigned by the Corporation to its shareholders so that the Institutional Class shares of the Fund may be distributed as provided in Section 5.

         If, at the Closing Date, the Corporation is unable to make delivery under this Section 8 to the Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by the Corporation, or the cash proceeds of a sale of portfolio securities,

                                       -3-
915199.4
prior to the Closing Date have not yet been delivered to it or the Corporation's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the Corporation will deliver to the Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by the Fund.

         9. The Fund shall assume the liabilities (including for portfolio securities purchased which have not settled) of the Corporation, but the Corporation will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The expenses of the Corporation and the Fund, respectively, related to the reorganization including legal, accounting, printing, filing, proxy soliciting and portfolio transfer taxes, if any, will be borne by Reich & Tang Asset Management, L.P., the investment manager to both the Corporation and the Fund.

         10. The obligations of the Fund hereunder shall be subject to the following conditions:

         A. The Board of Directors of the Corporation shall have authorized the execution of this Agreement and the shareholders of the Corporation shall have approved the transactions contemplated herein, and the Corporation shall have furnished to the Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Corporation; such shareholder approval shall have been by the vote of the holders of a majority of the outstanding voting securities of the Corporation entitled to vote at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus.

         B. The Fund shall have received an opinion dated the Closing Date of Battle Fowler LLP, to the effect that (i) the Corporation is a validly existing Maryland corporation under the laws of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; and (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable on the Corporation and to authorize effectively the transactions contemplated by this Agreement have been taken by the Corporation.

         C. The representations and warranties of the Corporation contained herein shall be true and correct at and as of the Closing Date, and the Fund shall have been furnished with a certificate of the President or the Secretary or the Treasurer of the Corporation, dated the Closing Date, to that effect.

         D. On the Closing Date, the Corporation shall have furnished to the Fund a certificate of the Treasurer of the Corporation as to the amount of the capital loss carry-over

                                       -4-
915199.4
and net unrealized appreciation or depreciation, if any, with respect to the Corporation as of the Closing Date.

         E. A Registration Statement filed by the Fund under the Securities Act of 1933 on Form N-14 and containing a preliminary form of the Proxy Statement and Prospectus shall have become effective under that Act not later than [March , 2000].

         F. The Fund shall have received an opinion, dated the Closing Date, of Battle Fowler LLP, to the same effect as the opinion contemplated by Section 11D of this Agreement.

         11. The obligations of the Corporation hereunder shall be subject to the following conditions:

         A. The Board of Directors of the Fund shall have authorized the execution of this Agreement and the transactions contemplated hereby, and the Fund shall have furnished to the Corporation copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund.

         B. The Corporation shall have received an opinion dated the Closing Date of Battle Fowler LLP, to the effect that (i) the Fund is a validly existing Maryland corporation under the laws of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable upon the Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by the Fund, and (iii) the Institutional Class shares of the Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

         C. The representations and warranties of the Fund contained herein shall be true and correct at and as of the Closing Date, and the Corporation shall have been furnished with a certificate of the President or the Secretary or the Treasurer of the Fund to that effect dated the Closing Date.

         D. The Corporation shall have received an opinion of Battle Fowler to the effect that for Federal income tax purposes:

         (a) The Corporation's transfer of all of its assets to the Fund in exchange for Institutional Class shares, followed by the Corporation's distribution of Institutional Class shares to the Corporation's shareholders as part of the liquidation of the Corporation will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(c) of the Code. The Corporation and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code,


                                       -5-
915199.4

         (b) No gain or loss will be recognized by the shareholders of the Corporation upon the exchange of Institutional Class shares for the shares of the Corporation (Section 354(a) of the Code),

         (c) The Corporation will not recognize gain or loss under the provisions of the Code upon the transfer of all of its assets to the Fund solely in exchange for Institutional Class shares of the Fund and the Fund's assumption of all of the liabilities of the Corporation (Sections 361(a) and 357(a) of the Code),

         (d) The Fund will not recognize gain or loss upon its receipt of all of the Corporation's assets solely in exchange for Institutional Class shares of the Fund (Section 1032(a) of the Code),

         (e) The basis of the Institutional Class shares of the Fund received by the share holders of the Corporation will be the same as the basis in the shares of the Corporation surrendered in exchange therefor (Section 358(a)(1) of the Code),

         (f) The holding period of the Institutional Class shares of the Fund received in exchange for Corporation shares by the shareholders of the Corporation will include the period that the shareholders of the Corporation held the Corporation shares surrendered in exchange therefor, provided that such Corporation shares are held by the shareholders as capital assets on the date of the exchange (Section 1223(1) of the Code),

         (g) The tax basis of the Corporation's assets acquired by the Fund will be the same as the tax basis of such assets to the Corporation immediately prior to the transaction (Section 362(b) of the Code), and

         (h) The holding period of the assets of the Corporation in the hands of the Fund will include the period during which those assets were held by the Corporation (Section 1223(2) of the Code).

         E. A Registration Statement filed by the Fund under the Securities Act of 1933 on Form N-14, containing a preliminary form of the Proxy Statement and Prospectus shall have become effective under that Act not later than March , 2000.

         12. The Corporation hereby represents and warrants that:

         (a) The financial statements of the Corporation as of December 31, 1999 heretofore furnished to the Fund, present fairly the financial position, results of operations, and changes in net assets of the Corporation as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from January 1, 2000 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of the

                                       -6-
915199.4

Corporation, it being agreed that a decrease in the size of the Corporation due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

         (b) The prospectus contained in the Corporation's Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (c) There is no material contingent liability of the Corporation and no material legal, administrative or other proceedings pending or, to the knowledge of the Corporation, threatened against the Corporation, not reflected in such prospectus;

         (d) There are no material contracts outstanding to which the Corporation is a party other than those ordinary in the conduct of its business;

         (e) The Corporation is a validly existing Maryland corporation, and

         (f) All Federal and other tax returns and reports of the Corporation required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Corporation no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Corporation ended December 31, 1999 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due.

         (g) The Corporation has elected to be treated as a regulated investment company and, for each fiscal year of its operations, the Corporation has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Corporation intends to meet such requirements with respect to its current taxable year. The Corporation is an investment company within the meaning of Section 368(a)(2)(F)(i) and (iii) of the Code and satisfies the diversification requirements of Section 368(a)(2)(F)(ii). Not more than 25 percent of the value of the Corporation's total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the Corporation's total assets is invested in the stock and securities of five or fewer issuers.


                                       -7-
915199.4

         (h) The Corporation will transfer to the Fund assets representing at least 90 percent of the fair market value of the net assets and 70 percent of the gross assets held by the Corporation immediately prior to the transaction. In calculating these percentages, all redemptions and distributions (other than distributions required pursuant to Section 22(e) of the Act or to enable the Corporation to qualify as a regulated investment company) made by the Corporation immediately prior to the transfer and which are part of the plan of reorganization will be considered as assets held by the Corporation immediately prior to the transfer.

         (i) There is no plan or intention by the shareholders of the Corporation who own [5] percent or more of the Corporation's shares, and, to the best of the knowledge of management of the Corporation, there is no plan or intention on the part of the remaining shareholders of the Corporation to sell, exchange, or otherwise dispose of a number of Institutional Class shares of the Fund received in the transaction that would reduce the Corporation's shareholders' ownership of Institutional Class shares to a number of shares having a value as of the Closing Date of less than 50 percent of the value of all of the formerly outstanding stock of the Corporation as of the Closing Date. There are no dissenters' rights in the transaction, and no cash will be exchanged for stock of the Corporation in lieu of fractional shares of the Institutional Class of the Fund. Shares of the Corporation and shares of the Institutional Class of the Fund held by a shareholder of the Corporation and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be considered in making this representation.

         (j) The Corporation will distribute the Institutional Class shares and any other property it receives in this transaction, and its other properties, in pursuance of the plan of reorganization.

         (k) The Corporation's liabilities [assumed by the Fund and the liabilities] to which the transferred assets of the Corporation are subject were incurred in the ordinary course of its business.

         (l) The Corporation is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (m) As soon as practicable, but in no event later than 12 months following the date that all of the assets are transferred to the Fund, the Corporation will be liquidated and dissolved under state law.

         (n) The fair market value of the assets of the Corporation transferred to the Fund will equal or exceed the sum of the liabilities [assumed by the Fund plus the amount of liabilities, if any,] to which the transferred assets are subject.


                                       -8-
915199.4

         (o) [The sum of the liabilities of the Corporation to be assumed by the Fund and the expenses of the transaction do not exceed twenty percent of the fair market value of the assets of the Corporation.]

         13. The Fund hereby represents and warrants that:

         (a) The financial statements of the Fund as of December 31, 1999 heretofore furnished to the Corporation, present fairly the financial position, results of operations, and changes in net assets of the Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from January 1, 2000 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of the Fund, it being understood that a decrease in the size of the Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

         (b) The prospectus contained in the Fund's Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (c) There is no material contingent liability of the Fund and no material, legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund, not reflected in such prospectus;

         (d) There are no material contracts outstanding to which the Fund is a party other than those ordinary in the conduct of its business and there are not outstanding options or rights to acquire its shares;

         (e) The Fund is a validly existing Maryland corporation; has all necessary and material Federal, state and local authorizations to own all its properties and assets and to carry on its business as now being conducted; the Institutional Class shares which the Fund issues to the Corporation pursuant to this Agreement will be duly authorized, validly issued, fully-paid and non-assessable; will conform to the description thereof contained in the Fund's Registration Statement, and will be duly registered under the Securities Act of 1933 and the states where registration is required; and the Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;


                                       -9-
915199.4

         (f) All Federal and other tax returns and reports of the Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Fund ended December 31, 1999 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due.

         (g) The Institutional Class of shares constitute voting stock for purposes of Sections 368(a)(1)(c) and 368(c) of the Code.

         (h) The Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, it has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements with respect to its current taxable year. The Fund is an investment company that meets the requirements of a regulated investment company as defined in Section 368(a)(2)(F)(i) of the Code. Not more than 25 percent of the value of the Fund's total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the Fund's total assets is invested in the stock and securities of five or fewer issuers.

         (i) The Fund has no plan or intention (i) to sell or dispose of any of the assets transferred by the Corporation, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders in the ordinary course of business; and

         (j) After consummation of the transactions contemplated by the Agreement, the Fund will continue to operate its business in a substantially unchanged manner.

         (k) Following the transaction, the Fund will continue the historic business of the Corporation or use a significant portion of the Corporation's historic business assets in a business.

         (l) The Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of the Corporation.

         14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied. Each

                                      -10-
915199.4
party also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. The Fund hereby represents to and covenants with the Corporation that, if the reorganization becomes effective, the Fund will treat each shareholder of the Corporation who received any of its Institutional Class shares as a result of the reorganization as having made the minimum initial purchase of Institutional Class shares of the Fund received by such shareholder for the purpose of making additional investments in shares of such class, regardless of the value of the Institutional Class shares of the Fund received. Each party hereby further represents and warrants that:

         (a) The fair market value of the Institutional Class shares received by each shareholder of the Corporation will be approximately equal to the fair market value of the shares of the Corporation surrendered in the exchange.

         (b) Reich & Tang Asset Management, L.P. will pay all of the expenses, if any, incurred by the Corporation and the Fund in connection with this transaction.

         (c) There is no intercorporate indebtedness existing between the Corporation and the Fund that was issued, acquired, or will be settled at a discount.

         15. The Fund agrees that it will prepare and file a Registration Statement under the Securities Act of 1933 on Form N-14 and which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the Securities Act of 1933. The final form of such proxy statement and prospectus, as amended, is referred to in this Agreement as the "Combined Proxy Statement/Prospectus" and that term shall include any prospectus and/or report to shareholders of the Fund which is included in the material mailed to the shareholders of the Corporation. Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

         16. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date
(i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.


                                      -11-
915199.4

         17. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

         18. All prior or contemporaneous agreements and representations are merged into this Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                                      -12-
915199.4

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.


                                            DELAFIELD FUND, INC.



                                            By:  ______________________________
                                            Title:

Attest:


-------------------

                                            REICH & TANG  EQUITY FUND



                                            By:  ______________________________
                                            Title:

Attest:


-------------------


                                      -13-
915199.4

                       STATEMENT OF ADDITIONAL INFORMATION

                  Relating to the acquisition of the assets of

                         REICH & TANG EQUITY FUND, INC.
                                600 Fifth Avenue
                            New York, New York 10020

              by and in exchange for Institutional Class shares of

                              DELAFIELD FUND, INC.
                                600 Fifth Avenue
                            New York, New York 10020
                          Telephone: (800) ___________

         This Statement of Additional Information, relating specifically to the proposed acquisition of all of the assets of Reich & Tang Equity Fund, Inc. (the "R&T Equity") by Delafield Fund, Inc. ("Delafield"), consists of this cover page proforma financial statements and the following described documents, each of which is incorporated by reference herein:

         (1) The Statement of Additional Information of R&T Equity dated May 3, 1999;

         (2) The Statement of Additional Information of Delafield dated May 3, 1999;

         (3) The Annual Report of R&T Equity for the year ended December 31, 1999; and

         (4) The Annual Report of Delafield for the year ended December 31, 1999

         This Statement of Additional Information is not a prospectus. A Combined Proxy Statement/Prospectus dated March __, 2000 relating to the above-referenced transaction may be obtained from Reich & Tang Asset Management, L.P. at the number and address listed above. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Proxy Statement/Prospectus.

         The pro forma combined statement of assets and liabilities reflects the financial position of Delafield at December 31, 1999 as though the reorganization occurred as of that date. The pro forma combined statement of operations reflects the results of operations of the Funds for the period ended December, 1999 as though the reorganization occurred at the beginning of the period presented.

         The date of this Statement of Additional Information is March __, 2000.


922602.1


PRO-FORMA COMBINING STATEMENTS OF INVESTMENTS
DELAFIELD FUND, INC.
REICH & TANG EQUITY FUND, INC.
DECEMBER 31, 1999
(UNAUDITED)
                                                                                      REICH & TANG                 PRO-FORMA
                                                           DELAFIELD FUND, INC.      EQUITY FUND,INC.               COMBINED
                                                          Shares          Value     Shares      Value       Shares          Value
                                                         --------      ---------   --------    -------     --------        -------
Common Stocks (98.97%)
Aerospace (3.62%)
Cordant Technologies Inc.                                 30,000         990,000                            30,000          990,000
Gencorp                                                   65,000         641,875    31,500     311,062      96,500          952,937
Raytheon Co. - Class A                                    30,000         744,375                            30,000          744,375
Teledyne Technologies Inc.                               175,001       1,651,572                           175,001        1,651,572
                                                                     ------------          ------------                 ------------
                                                                       4,027,822               311,062                    4,338,884
                                                                     ------------          ------------                 ------------

Automotive/Auto Parts (1.03%)
OEA, Inc.                                                190,700         929,663    62,500     304,688     253,200        1,234,351
                                                                     ------------          ------------                 ------------

Building (1.67%)
Champion Enterprises, Inc.                                50,000         428,125                            50,000          428,125
Walter Industries                                         95,000       1,027,187    50,000     540,625     145,000        1,567,812
                                                                     ------------          ------------                 ------------
                                                                       1,455,312               540,625                    1,995,937
                                                                     ------------          ------------                 ------------

Business Equipment & Supplies (1.50%)
Reynolds & Reynolds                                                                 80,000   1,800,000      80,000        1,800,000
                                                                                           ------------                 ------------

Business Services (1.07%)
Modis Professional Services                                                         90,000   1,282,500      90,000        1,282,500
                                                                                           ------------                 ------------

Chemicals (8.40%)
C & K Witco                                              110,000       1,471,250                           110,000        1,471,250
Cabot Corporation                                        125,000       2,546,875    25,000     509,375     150,000        3,056,250
Engelhard Corporation                                    125,000       2,359,375                           125,000        2,359,375
International Specialty Products                         110,000       1,010,625    80,000     735,000     190,000        1,745,625
OMNOVA Solutions Inc.                                    125,000         968,750    59,500     461,125     184,500        1,429,875
                                                                     ------------          ------------                 ------------
                                                                       8,356,875             1,705,500                   10,062,375
                                                                     ------------          ------------                 ------------

Consumer Products & Services (7.15%)
Borders Group Inc.                                        50,000         803,125                            50,000          803,125
Bush Industries Inc.                                     240,100       4,126,719                           240,100        4,126,719
Department 56 Inc.                                        63,000       1,425,375    20,000     452,500      83,000        1,877,875
Huffy Corp.                                              263,000       1,380,750                           263,000        1,380,750
Water Pik Technologies Inc.                               38,750         370,547                            38,750          370,547
                                                                     ------------          ------------                 ------------
                                                                       8,106,516               452,500                    8,559,016
                                                                     ------------          ------------                 ------------

PRO-FORMA COMBINING STATEMENTS OF INVESTMENTS
DELAFIELD FUND, INC.
REICH & TANG EQUITY FUND, INC.
DECEMBER 31, 1999
(UNAUDITED)
                                                                                      REICH & TANG                 PRO-FORMA
                                                           DELAFIELD FUND, INC.      EQUITY FUND,INC.               COMBINED
                                                          Shares          Value     Shares      Value       Shares          Value
                                                         --------      ---------   --------    -------     --------        -------
Diversified Manufacturing (0.50%)
Teleflex Inc.                                                                       19,000     594,938      19,000          594,938
                                                                                           ------------                 ------------

Drugs (0.46%)
Rexall Sundown                                                                      53,000     548,219      53,000          548,219
                                                                                           ------------                 ------------

Educational Services (0.26%)
ITT Educational Services, Inc.                                                      20,000     308,750      20,000          308,750
                                                                                           ------------                 ------------

Electronics (1.83%)
Harman International                                                                34,000   1,908,250      34,000        1,908,250
Sheldahl Inc.                                             65,000         286,406                            65,000          286,406
                                                                     ------------          ------------                 ------------
                                                                         286,406             1,908,250                    2,194,656
                                                                     ------------          ------------                 ------------

Electronic Components (0.37%)
General Semiconductor Inc.                                                          31,000     439,813      31,000          439,813
                                                                                           ------------                 ------------

Energy (1.10%)
Devon Energy Corporation                                  20,000         657,500                            20,000          657,500
Forest Oil Corporation                                    50,000         659,375                            50,000          659,375
                                                                     ------------                                       ------------
                                                                       1,316,875                                          1,316,875
                                                                     ------------                                       ------------

Financial Products & Services (4.17%)
Deluxe Corp.                                              90,000       2,469,375                            90,000        2,469,375
Harland (John H.) Company                                 70,000       1,281,875                            70,000        1,281,875
Moore Corporation, LTD                                   205,000       1,242,812                           205,000        1,242,812
                                                                     ------------                                       ------------
                                                                       4,994,062                                          4,994,062
                                                                     ------------                                       ------------

Food Processing (1.00%)
Universal Foods Corp.                                                               59,000   1,202,125      59,000        1,202,125
                                                                                           ------------                 ------------

Home Furnishing (0.37%)
Shaw Industries                                                                     29,000     447,688      29,000          447,688
                                                                                           ------------                 ------------

Household Products (2.18%)
Blyth Industries                                                                    39,000     957,938      39,000          957,938
Lancaster Colony Corporation                                                        50,000   1,656,250      50,000        1,656,250
                                                                                           ------------                 ------------
                                                                                             2,614,188                    2,614,188
                                                                                           ------------                 ------------

PRO-FORMA COMBINING STATEMENTS OF INVESTMENTS
DELAFIELD FUND, INC.
REICH & TANG EQUITY FUND, INC.
DECEMBER 31, 1999
(UNAUDITED)

                                                                                      REICH & TANG                 PRO-FORMA
                                                           DELAFIELD FUND, INC.      EQUITY FUND,INC.               COMBINED
                                                          Shares          Value     Shares      Value       Shares          Value
                                                         --------      ---------   --------    -------     --------        -------
Industrial Materials (0.52%)
Minerals Technologies Inc.                                                          15,500     620,969      15,500          620,969
                                                                                           ------------                 ------------

Industrial Products (16.42%)
AMETEK, Inc.                                             105,000       2,001,562                           105,000        2,001,562
Atchison Casting Corporation                              30,000         273,750                            30,000          273,750
Clarcor Inc.                                              30,000         540,000                            30,000          540,000
Flowserve Corporation                                     50,000         850,000                            50,000          850,000
Kennametal Inc.                                           75,000       2,521,875                            75,000        2,521,875
Kaydon Corporation                                        30,000         804,375    20,000     536,250      50,000        1,340,625
Thermo Electron Corporation                               40,000         600,000    25,000     375,000      65,000          975,000
UNOVA, Inc.                                              190,000       2,470,000    65,000     845,000     255,000        3,315,000
Wabtec Corporation                                       148,500       2,635,875                           148,500        2,635,875
York International Corp.                                 125,000       3,429,688    64,500   1,769,719     189,500        5,199,407
                                                                     ------------          ------------                 ------------
                                                                      16,127,125             3,525,969                   19,653,094
                                                                     ------------          ------------                 ------------

Industrial Services (1.06%)
Harsco Corp.                                                                        40,000   1,270,000      40,000        1,270,000
                                                                                           ------------                 ------------

Insurance (Property/Casualty) (2.85%)
Berkeley W R Inc.                                         20,000         420,000                            20,000          420,000
Highlands Insurance Group                                 40,000         380,000                            40,000          380,000
Policy Management Systems                                 70,000       1,789,375    32,000     818,000     102,000        2,607,375
                                                                     ------------          ------------                 ------------
                                                                       2,589,375               818,000                    3,407,375
                                                                     ------------          ------------                 ------------

Insurance (Reinsurance) (3.39%)
Lasalle Re Holdings Ltd                                   45,000         742,500    30,200     498,300      75,200        1,240,800
Risk Capital Holding Inc.                                 57,000         741,000                            57,000          741,000
Trenwick Group, Inc.                                     122,878       2,081,237                           122,878        2,081,237
                                                                     ------------          ------------                 ------------
                                                                       3,564,737               498,300                    4,063,037
                                                                     ------------          ------------                 ------------

Medical Equipment, Services & Supplies (4.33%)
Quest Diagnostics Inc.                                    65,000       1,986,563                            65,000        1,986,563
Steris Corporation                                        75,000         773,437    24,000     247,500      99,000        1,020,937
Varian Medical Systems, Inc.                              30,000         894,375    43,000   1,281,937      73,000        2,176,312
                                                                     ------------          ------------                 ------------
                                                                       3,654,375             1,529,437                    5,183,812
                                                                     ------------          ------------                 ------------

PRO-FORMA COMBINING STATEMENTS OF INVESTMENTS
DELAFIELD FUND, INC.
REICH & TANG EQUITY FUND, INC.
DECEMBER 31, 1999
(UNAUDITED)
                                                                                      REICH & TANG                 PRO-FORMA
                                                           DELAFIELD FUND, INC.      EQUITY FUND,INC.               COMBINED
                                                          Shares          Value     Shares      Value       Shares          Value
                                                         --------      ---------   --------    -------     --------        -------
Metals/Mining (5.01%)
A K Steel                                                 50,090         945,449                            50,090          945,449
Allegheny Teledyne Inc.                                   73,500       1,649,156                            73,500        1,649,156
Carpenter Technology                                      15,000         411,563                            15,000          411,563
Commercial Metals Company                                 45,000       1,527,187                            45,000        1,527,187
Mueller Industries                                                                  36,000   1,305,000      36,000        1,305,000
Special Metals Corporation                                50,000         159,375                            50,000          159,375
                                                                     ------------          ------------                 ------------
                                                                       4,692,730             1,305,000                    5,997,730
                                                                     ------------          ------------                 ------------

Packaging & Containers (1.02%)
Ball Corporation                                                                    31,000   1,220,625      31,000        1,220,625
                                                                                           ------------                 ------------

Precision Instruments (1.57%)
Gerber Scientific                                                                   21,500     471,656      21,500          471,656
Roper Industries Inc.                                                               28,000   1,058,750      28,000        1,058,750
Varian Inc.                                                                         15,500     349,234      15,500          349,234
                                                                                           ------------                 ------------
                                                                                             1,879,640                    1,879,640
                                                                                           ------------                 ------------

Real Estate (4.19%)
Fairfield Communities Inc.                               100,000       1,075,000    78,500     843,875     178,500        1,918,875
Kimco Realty Corporation                                  75,000       2,540,625                            75,000        2,540,625
Ramco-Gershenson Properties Trust                         43,750         552,344                            43,750          552,344
                                                                     ------------          ------------                 ------------
                                                                       4,167,969               843,875                    5,011,844
                                                                     ------------          ------------                 ------------

Refrigeration Systems (0.37%)
Hussmann International                                                              29,500     444,344      29,500          444,344
                                                                                           ------------                 ------------

Restaurants (0.09%)
CBRL Group Inc.                                                                     10,900     105,764      10,900          105,764
                                                                                           ------------                 ------------

Retail - Specialty (0.42%)
Claire's Stores Inc.                                                                22,500     503,437      22,500          503,437
                                                                                           ------------                 ------------

Security Services (0.28%)
Sensormatic Electronics                                                             19,000     331,312      19,000          331,312
                                                                                           ------------                 ------------

Telecommunications (0.71%)
Salient 3 Communications                                 121,400         849,800                           121,400          849,800
                                                                     ------------                                       ------------

PRO-FORMA COMBINING STATEMENTS OF INVESTMENTS
DELAFIELD FUND, INC.
REICH & TANG EQUITY FUND, INC.
DECEMBER 31, 1999
(UNAUDITED)
                                                                                      REICH & TANG                 PRO-FORMA
                                                           DELAFIELD FUND, INC.      EQUITY FUND,INC.               COMBINED
                                                          Shares          Value     Shares      Value       Shares          Value
                                                         --------      ---------   --------    -------     --------        -------
Textile/Apparel (5.66%)
Burlington Industries Inc.                               750,000       3,000,000   126,500     506,000     876,500        3,506,000
Delta Woodside Industries Inc.                           922,000       1,728,750                           922,000        1,728,750
Jones Apparel Group Inc.                                                            57,000   1,546,125      57,000        1,546,125
                                                                     ------------          ------------                 ------------
                                                                       4,728,750             2,052,125                    6,780,875
                                                                     ------------          ------------                 ------------

Toiletries/Cosmetics (0.64%)
Alberto-Culver Co. Class A                                                          35,000     761,250      35,000          761,250
                                                                                           ------------                 ------------

Trucking (0.37%)
Yellow Corporation                                                                  26,000     439,562      26,000          439,562
                                                                                           ------------                 ------------

Miscellaneous (13.39%)
Calgon Carbon Corporation                                175,000       1,039,063                           175,000        1,039,063
Carlisle Companies Inc.                                   20,000         720,000    11,000     396,000      31,000        1,116,000
International Multifoods                                  70,000         927,500                            70,000          927,500
JLK Direct Distribution Inc.                             130,000       1,340,625                           130,000        1,340,625
MSC Industrial Direct Company                            310,000       4,107,500    74,000     980,500     384,000        5,088,000
Ogden Corporation                                        250,000       2,984,375                           250,000        2,984,375
Paxar Corp.                                               75,000         632,813                            75,000          632,813
Western Resources, Inc.                                   45,000         765,000                            45,000          765,000
XTRA                                                      50,000       2,131,250                            50,000        2,131,250
                                                                     ------------          ------------                -------------
                                                                      14,648,126             1,376,500                   16,024,626
                                                                     ------------          ------------                -------------

Total Common Stocks ($Cost $117,821,310)                         $    84,496,518            33,986,955             $    118,483,473
                                                                     ------------          ------------                -------------

Convertible Preferred Stock (0.06%)
Real Estate (0.06%)
Kimco Realty Corporation Class D Depository Shares         3,600          76,725                             3,600           76,725
                                                                     ------------                                      -------------
Total Convertible Preferred Stock (Cost $ 82,722)                $        76,725                                   $         76,725
                                                                     ------------                                      -------------

PRO-FORMA COMBINING STATEMENTS OF INVESTMENTS
DELAFIELD FUND, INC.
REICH & TANG EQUITY FUND, INC.
DECEMBER 31, 1999
(UNAUDITED)
                                                                                      REICH & TANG                 PRO-FORMA
                                                           DELAFIELD FUND, INC.      EQUITY FUND,INC.               COMBINED
                                                          Shares          Value     Shares      Value       Shares          Value
                                                         --------      ---------   --------    -------     --------        -------
Corporate Bonds (0.09%)
Insurance (Life) (0.09%)
PennCorp Financial Group, 9.250%, due 12/15/2003         125,000         106,875                           125,000          106,875
                                                                     ------------                                      -------------
Total Corporate Bonds (Cost $125,086)                            $       106,875                                   $        106,875
                                                                     ------------                                      -------------

                                                          Face                      Face                      Face
                                                          Amount       Value        Amount      Value        Amount         Value

Short-Term Investments (0.67%)
Repurchase Agreements (0.67%)
Morgan (JP) Securities Inc., 2.50%, due 01/03/00
(Collateralized by $826,278, Federal Home Loan Bank,
0.000% 321,000 due 01/26/00)                             321,000         321,000   487,000     487,000     808,000          808,000
                                                                     ------------          ------------                -------------


Total Short-Term Investments  (Cost $808,000)                    $       321,000          $    487,000             $        808,000
                                                                     ------------          -----------                 -------------

Total Investments (99.79%) (Cost $118,837,118)                        85,001,118            34,473,955                  119,475,073
Cash and Other Assets, In Excess of Liabilities (0.21%)                  527,237              (280,731)                     246,505
                                                                     ------------          ------------                -------------
Net Assets (100.00%)                                             $    85,528,355          $ 34,193,224             $    119,721,578
                                                                     ============          ============                =============


PRO-FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
DELAFIELD FUND, INC.
REICH & TANG EQUITY FUND, INC.
DECEMBER 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------------

                                              DELAFIELD    REICH & TANG      PRO-FORMA
                                              FUND, INC.  EQUITY FUND, INC.   COMBINED

ASSETS
Investments in securities, at value           $85,001,118   $34,473,955   $119,475,073
Cash                                                    0            75             75
Receivable for shares issued                        4,982       429,508        434,490
Receivables for investment securities sold      1,103,467             0      1,103,467
Dividends and interest receivable                 122,922        13,989        136,911
                                              -----------   -----------   ------------

Total assets                                   86,232,489    34,917,527    121,150,016

LIABILITIES
Funds advanced by Custodian                         1,487             0          1,487
Payable for shares redeemed                        39,294       701,002        740,296
Payable for investment securities purchased       603,084             0        603,084
Accrued expenses                                   60,269        23,302         83,571
                                              -----------   -----------   ------------

Total liabilities                                 704,134       724,304      1,428,438
                                              -----------   -----------   ------------

NET ASSETS                                     85,528,355    34,193,223    119,721,578
                                              ===========   ===========   ============

Shares Outstanding                              6,076,843     2,963,452      8,507,065

Net asset value per share                          $14.07        $11.54         $14.07


PRO-FORMA COMBINING STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
DELAFIELD FUND, INC.
REICH & TANG EQUITY FUND, INC.
(UNAUDITIED)

                                                          DELAFIELD    REICH & TANG              PRO-FORMA
                                                          FUND, INC. EQUITY FUND, INC. ADJUSTMENTS  COMBINED
INVESTMENT INCOME
Dividends and interest                                    1,668,184       596,825          0     2,265,009


EXPENSES
Investment management fee                                   739,325       356,215          0     1,095,540
Administration fee                                          194,073        89,054      4,452       287,579 (a)
Distribution expenses                                             0         5,778     (5,778)            0 (b)
Custodian expenses                                           14,932        11,196          0        26,128
Shareholder servicing and related shareholder expenses       73,450        34,611    (11,854)       96,207 (c)
Legal, compliance and filing fees                            66,330        29,606    (29,606)       66,330 (c)
Audit and accounting                                         51,660        39,215    (39,215)       51,660 (c)
Directors' fees and expenses                                  8,734        13,984    (13,984)        8,734 (c)
Other                                                         5,714         3,007     (1,674)        7,047 (c)
                                                         ----------    ----------    -------    ----------

Total expenses                                            1,154,218       582,666    (97,659)    1,639,225
Less:
Fees Waived                                                       0       (45,940)    45,940             0 (d)
Expenses paid indirectly                                     (1,222)       (1,978)         0        (3,200)
                                                         ----------    ----------    -------    ----------
Net expenses                                              1,152,996       534,748    (51,719)    1,636,025

Net investment income                                       515,188        62,077     51,719       628,984
                                                         ----------    ----------    -------    ----------


REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS

Net realized gain on investments                            (33,813)    7,442,590          0     7,408,777
Net change in unrealized appreciation
(depreciation) of investments                             5,651,088    (8,209,121)         0    (2,558,033)
                                                         ----------    ----------    -------    ----------
Net gain (loss) on investments                            5,617,275      (766,531)         0     4,850,744
                                                         ----------    ----------    -------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                           6,132,463      (704,454)    51,719     5,479,728
                                                         ==========    ==========    =======    ==========



Notes:

(a)     Administration fee is based on an annual rate of 0.21% of the total combined average net assets for the year ended
        December 31, 1999.
(b)     There will be no Distribution expense.
(c)     Expenses are based on one fund.
(d)     Fees will not be waived by the Manager.

                              DELAFIELD FUND, INC.
                         REICH & TANG EQUITY FUND, INC.
                     Notes to Pro Forma Financial Statements
                                   (Unaudited)



1.  Basis of Presentation
Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Reich & Tang Equity Fund, Inc. (the "Equity Fund"), Delafield Fund, Inc. ("Delafield") will acquire all the net assets of the Equity Fund in exchange for the shares of Delafield. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of the Equity Fund and Delafield as of December 31, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Equity Fund and Delafield for the year ended December 31, 1999 as though the merger occurred on January 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the Funds.

2.  Capital Shares
The number of Delafield shares issued was calculated by dividing the net assets of the Equity Fund at December 31, 1999 by the net asset value per share of Delafield at December 31, 1999.



922602.1

                                     PART C

                                OTHER INFORMATION

Item 15           Indemnification

         In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provide as follows:

         NINTH: (1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and
(ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

          (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

         Pursuant to Section 8 of the Distribution Agreement, the Registrant has agreed to indemnify, defend and hold harmless the Distributor and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act against any and all claims, liabilities and expenses which the Distributor or any such controlling person may incur, under the 1933 Act or the 1940 Act or otherwise, based upon any alleged omission to state a material fact contained in the Registration Statement or Prospectus or based upon any alleged omission to state a material fact required to be stated in either of them or necessary to make the statements in either of them not misleading. However, the Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.

         Pursuant to Section 9 of the Distribution Agreement, the Distribution has agreed to indemnify the Registrant and its officers and directors against any and all claims, demands, liabilities, and expenses which the Registrant or its officers or directors may incur under the 1933 Act or under

914444.1
                                        i
common law or otherwise, to the extent such liability arises out of or is based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Registrant for use in the Registration Statement or Prospectus as in effect from time to time, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities & Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter as been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16             Exhibits

         (1) Articles of Incorporation of the Registrant (originally filed with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 33-69760 on November 15, 1993; re-filed for Edgar purposes only with Post-Effective Amendment No. 6 on June 17, 1998, and is incorporated by reference herein).

         (2) By-Laws of the Registrant (originally filed with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 33-69760 on November 15, 1993, re-filed for Edgar purposes only with Post-Effective Amendment No. 6 on June 17, 1998, and incorporated by reference herein).

         (3)     Not Applicable

         (4) Agreement and Plan of Reorganization and Liquidation between the Registrant and Reich & Tang Equity Fund, Inc. (see Exhibit A to the Combined Proxy Statement/Prospectus).

         (5) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant (originally filed with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 33-69760 on November 15, 1993; re-filed for Edgar purposes only with Post-Effective Amendment No. 6 on June 17, 1998, and incorporated by reference herein).

         (6) Form of Investment Management Contract between the Registrant and Reich & Tang Asset Management L.P. (filed with Post-Effective Amendment No. 4 on Form N-1A to Registration Statement No. 33-69760 on April 23, 1997, and incorporated by reference herein).

         (7) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors Inc. (filed with Post-Effective Amendment No. 5 on Form N-1A to

                 Registration Statement No. 33-69760 on April 29, 1998, and incorporated by reference herein).

         (8)     Not applicable.

         (9) Form of Custody Agreement between the Registrant and Investors Fiduciary Trust Company (originally filed with Post-Effective Amendment No. 2 on Form N-1A to Registration Statement No. 33-69760 on January 31, 1995; re-filed for Edgar purposes only with Post-Effective Amendment No. 6 on June 17, 1998, and incorporated by reference herein).

         (10)(a) Form of Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Filed with Post-Effective Amendment No. 6 on Form N-1A to Registration Statement No. 33-69760 on June 17, 1998, and is incorporated by reference herein).

         (10)(b) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (see Exhibit (7) above).

         (10)(c) Form of Shareholder Servicing Agreement between the Registrant and Reich &Tang Distributors, Inc. (filed with Post-Effective Amendment No. 6 on Form N-1A to Registration Statement No. 33-69760 on June 17, 1998, and incorporated by reference herein).

         (10)(d) Form of Administrative Services Agreement between the Registrant and Reich & Tang Asset Management L.P. (Originally filed with Registration Statement on Form N-1A to Registration Statement No. 33-69760 on September 27, 1993, re-filed for Edgar purposes only with PEA No. 6 on June 17, 1998, and is incorporated by reference herein).

        *(11) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the headings "Dividends, Distributions and Taxes" and "Counsel and Auditors" in the Prospectus and as to certain federal tax matters (originally filed with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 33-69760 on November 15, 1993, re-filed for Edgar purposes only with PEA No. 6 on June 17, 1998, and is incorporated by reference herein).

        *(12)    Opinion and Consent as to tax matters and  consequences.

         (13) Form of Sub-Transfer Agency Agreement Between Registrant and Investors Fiduciary Trust Company (Originally filed with Post-Effective Amendment No. 2 on Form N-1A to Registration Statement No. 33-69760 on January 31, 1995, re-filed for Edgar purposes only with PEA No. 6 on June 17, 1998, and is incorporated by reference herein).

        *(14)    Consent of Independent Auditors.

         (15)    Omitted Financial Statements (filed with the Annual Reports for
                 the  Registrant  and  Reich  &  Tang  Equity  Fund,   Inc.  and
                 incorporated herein by reference).

--------------------
*  To be filed by amendment.

                                       iii
914444.1

         (16) Powers of Attorney (originally filed as "Other Exhibit" with Registration Statement on form N-1A to Registration Statement No. 33-69760, on September 27, 1993, re-filed for Edgar purposes only, with PEA No. 6 on June 17, 1998, and is incorporated by reference herein).

         (17) 18f-3 Multi-Class Plan (Filed with Post-Effective Amendment No. 6 on Form N-1A to Registration Statement No. 33-69760 on June 17, 1998, and is incorporated by reference herein).

         (18) Written assurance of New England Investment Companies L.P. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling (Filed with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 33-69760 on November 15, 1993, re-filed for Edgar purposes only with PEA No. 6 on June 17, 1998, and is incorporated by reference herein).


Item 17           Undertakings

         (1) Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                       iv

914444.1

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York, and State of New York, on the 23rd day of March, 2000.

                                            DELAFIELD FUND, INC.


                                            By:/s/ Bernadette N. Finn
                                               ----------------------
                                               Bernadette N. Finn, Secretary


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                          CAPACITY                         DATE
        ---------                          --------                         ----

(l)     Principal Executive
        Officer:


        /s/ J. Dennis Delafield            Chairman               March 23, 2000
        --------------------------
        J. Dennis Delafield                and Director

(2)     Principal Financial and
        Accounting Officer:


        /s/ Richard De Sanctis             Treasurer              March 23, 2000
        -------------------------
        Richard De Sanctis

(3)     Majority of Directors:

        J. Dennis Delafield                Director
        W. Giles Mellon                    Director
        Yung Wong                          Director
        Robert Straniere                   Director


 By:    /s/ Bernadette N. Finn
        --------------------------
        Bernadette N. Finn                                        March 23, 2000
        Attorney-in-Fact*


* Filed as "Other Exhibit" with Registration Statement on form N-1A to Registration Statement No. 33-69760, on September 27, 1993, re-filed for Edgar purposes only, with PEA No. 6 on June 17, 1998, and is incorporated by reference herein.

                                        v

914444.1